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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ______________

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                January 29, 1996

                                 ______________

                                 W.H. Brady Co.

             (Exact name of registrant as specified in its charter)

           Wisconsin              0-12730                           39-0178960
(State or other jurisdiction   (Commission File                    (IRS Employer
        of incorporation          Number)                         Identification
                                                                       Number)

                     6555 West Good Hope Road, P.O. Box 571
                           Milwaukee, WI  53201-0571
                    (Address of principal executive offices)

                                 (414) 358-6600
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.

        On January 29, 1996, W.H. Brady Co. ("Brady") addressed a letter to the Board of Directors of Varitronic Systems, Inc. ("Varitronic"), proposing a business combination acquisition of Varitronic by Brady at $14 per share in cash, stock or a combination. The acquisition would be subject to customary terms and conditions of an acquisition agreement. Brady's letter to the Varitronic Directors is attached as Exhibit 1.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   W.H. BRADY CO.



January 29, 1996                                   /s/  Donald P. DeLuca
--------------------                               ----------------------------
Date                                               by:  Donald P. DeLuca
                                                        Senior Vice President
                                                        and Chief Financial
                                                        Officer